Exhibit 99.1

N e w s R e l e a s e

QUICKSILVER GAS SERVICES LP 777 West Rosedale Street Fort Worth, TX 76104 www.kgslp.com

Quicksilver Gas Services Announces Sale of its General Partner to Crestwood
Midstream Partners II, a First Reserve Portfolio Company

FORT WORTH, TEXAS, July 22, 2010 – Quicksilver Gas Services LP (NYSE: KGS) announced today that Quicksilver Resources Inc. (NYSE: KWK), the owner of 100% of the partnership’s general partner Quicksilver Gas Services GP, has entered into a definitive agreement to sell all of its interests in Quicksilver Gas Services to Crestwood Midstream Partners II, LLC, a portfolio company of First Reserve Corporation.

Quicksilver Resources will receive $701 million in cash at closing, with up to an additional $72 million in earn-out payments in the future, for its 469,944 general partner units representing 100% of the general partner membership interest, 5,696,752 common units, 11,513,625 subordinated units and the note payable by Quicksilver Gas Services LP, which had a balance of approximately $57 million as of June 30, 2010. The transaction is not subject to financing contingencies and is expected to close in October 2010, subject to customary closing conditions.

“We believe that the sale of the general partner to Crestwood will facilitate greater and more diversified growth for the partnership and its unitholders,” said Toby Darden, Quicksilver Gas Services president and chief executive officer. “The partnership will retain the dedication of nearly all volumes from Quicksilver Resources’ Fort Worth Basin development and be better structured to expand outside of this basin.”

“We are excited to announce this transaction which marks a new beginning for Quicksilver Gas Services and provides the Crestwood team with a strategic platform to develop the partnership’s midstream franchise in other shale plays with a broader range of midstream services,” said Bob Phillips, Crestwood president and chief executive officer. “By acquiring both the general partner and a substantial percentage of the outstanding limited partnership units we are aligning our interests with the partnership’s public unitholders to form a strategic growth partnership for the future. We salute Quicksilver Resources for the tremendous job they have done in building a high-quality set of midstream assets in the Barnett Shale area and we look forward to partnering with them in the future as their midstream service provider.”

Timothy H. Day, Managing Director for First Reserve Corporation in its Houston office added, “Crestwood’s world-class management team combined with the Quicksilver Gas Services platform is an ideal combination to build a leading and diversified midstream infrastructure solutions provider for producers. We look forward to playing a key role in the growth of Quicksilver Gas Services by providing additional financial resources and midstream acquisition opportunities to build substantial value in the years ahead.”

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Additional important highlights of the transaction include: subject to closing, the Crestwood management team will assume the day-to-day management of Quicksilver Gas Services; more than 100 experienced midstream employees will transfer to Crestwood from the Quicksilver organization; it is expected that the partnership’s current independent directors and a board representative from Quicksilver Resources will remain on the board of directors; and Quicksilver Resources has agreed to extend the terms of the Alliance, Lake Arlington and Cowtown gas gathering and processing agreements through 2020.

Conference Call

Quicksilver Resources will host a conference call for investors and analysts on Friday, July 23, 2010 at 8:00 a.m. eastern time to discuss the transaction. The company invites interested parties to listen to the call via the company’s website at www.kgslp.com or by calling 1-877-313-7932, using the conference ID number 90107101, approximately 10 minutes prior to the call. A digital replay of the conference call will be available at 1:00 p.m. eastern time the same day and will remain available for 30 days. The replay can be accessed at 1-800-642-1687 and reference should be made to the conference ID number 90107101. The replay will also be archived for 30 days on the company’s website.

About Quicksilver Gas Services

Fort Worth, Texas-based Quicksilver Gas Services is a growth-oriented limited partnership in the business of gathering and processing natural gas produced from the Barnett Shale geologic formation in the Fort Worth Basin of north Texas. The company began operation in 2004 to provide these services to Quicksilver Resources Inc., which owns our general partner. For more information about Quicksilver Gas Services, visit www.kgslp.com.

About Crestwood Midstream Partners II, LLC

Crestwood Midstream Partners II, LLC, headquartered in Houston, Texas, is a private energy company formed to pursue the acquisition and development of North American midstream assets and businesses. The company will utilize management’s extensive industry experience and relationships to enable its growth through the acquisition of strategic assets, the recruitment of experienced midstream personnel and investment in organic infrastructure projects. For more information, please contact Bill Manias at 832-519-2200 or visit www.crestwoodlp.com.

About First Reserve Corporation

First Reserve is the world’s leading private equity firm in the energy industry, making both private equity and infrastructure investments throughout the energy value chain. For more than 25 years, it has invested solely in the global energy industry, and has developed an unparalleled franchise, utilizing its broad base of specialized energy industry knowledge as a competitive advantage. The firm is currently investing its most

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recent fund, which closed in 2009 at approximately $9 billion. First Reserve invests strategically across a wide range of energy industry sectors, developing a portfolio that is diversified across the energy value chain, backing talented management teams and building value by building companies. Further information is available at www.firstreserve.com.

Forward-Looking Statements
The statements in this news release regarding future events, occurrences, circumstances, activities, performance, outcomes and results are forward-looking statements. Although these statements reflect the current views, assumptions and expectations of Quicksilver Gas Services LP’s management, the matters addressed herein are subject to numerous risks and uncertainties, which could cause actual activities, performance, outcomes and results to differ materially from those indicated. Factors that could result in such differences or otherwise materially affect Quicksilver Gas Services LP’s financial condition, results of operations and cash flows include: changes in general economic conditions; fluctuations in natural gas prices; failure or delays in Quicksilver Resources Inc. and third parties achieving expected production from natural gas projects; competitive conditions in our industry; actions taken or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers; fluctuations in the value of certain of our assets and liabilities; changes in the availability and cost of capital; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; construction costs or capital expenditures exceeding estimated or budgeted amounts; the effects of existing and future laws and governmental regulations, including environmental and climate change requirements; and the effects of existing and future litigation; as well as other factors disclosed in Quicksilver Gas Services LP’s filings with the Securities and Exchange Commission. The forward-looking statements included in this news release are made only as of the date of this news release, and we undertake no obligation to update any of these forward-looking statements to reflect subsequent events or circumstances except to the extent required by applicable law.

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Quicksilver Investor and Media Contact:
Rick Buterbaugh
817-665-4835

First Reserve Corporation/ Crestwood Midstream Partners Media Contact:
Caroline Harris
212-279-3115; ext.222
charris@cjpcom.com

KGS 10-07

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